================================================================================




                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported event): July 25, 2003

                               Saffron Fund, Inc.
             (Exact name of registrant as specified in its charter)

 Maryland                          811-8284                    133777647
 (State or other jurisdiction of  (Commission File No.)      (IRS Employer
  incorporation or organization)                          Identification Number)

 c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York 10019

                                  212-882-5977
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                        Jardine Fleming India Fund, Inc.
          (Former name or former address, if changed since last report)




================================================================================

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:


          Exhibit Number       Description
          --------------       -----------

          99.1                Press Release dated July 25, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Saffron Fund, Inc.


                                                By: /s/ Kevin Mahoney
                                                    ------------------------
                                                    Kevin Mahoney
                                                    Assistant Secretary


Date:  July 28, 2003